[SHIP]
                            [THE VANGUARD GROUP LOGO]
                         VANGUARD(R) GLOBAL EQUITY FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 20, 2004


IMPORTANT CHANGE FOR VANGUARD GLOBAL EQUITY FUND

VANGUARD GLOBAL EQUITY FUND ADDS A SECOND  INVESTMENT  ADVISOR
Effective October 22, 2004, Acadian Asset Management, Inc. (Acadian), manages a portion of Vanguard Global Equity Fund's assets. Acadian's assets under management totaled approximately $8.7 billion as of September 30, 2004. Acadian and the Fund's continuing investment advisor, Marathon Asset Management LLP (Marathon-London), each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, AND PRIMARY RISKS
The Fund's investment objective, primary investment strategies, and primary risks will not change.

SECURITY SELECTION
Acadian Asset Management, Inc., which utilizes a disciplined quantitative strategy, specializes in active developed and emerging markets equity strategies. Acadian's process builds portfolios from the bottom up using proprietary valuation models. All stocks in the global equity universe are evaluated across multiple quantitative factors.

Acadian's quantitative investment process builds portfolios from the bottom up using proprietary valuation model, measuring more than 20 stock factors, and focusing on the ones that have proven most effective in predicting returns. The result is a rating of all securities in the Acadian database in terms of each stock's expected return. A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the Fund's benchmark index, desired level of risk, and transaction cost estimates.

INVESTMENT ADVISORS
The Fund uses a multimanager approach to invest its assets. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.

Acadian Asset Management, Inc., Ten Post Office Square, Boston, MA 02109, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services since 1986. Old Mutual (US) Holdings Inc. is a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.

The Fund will pay Acadian quarterly. The quarterly fee is based on certain annual percentage rates applied to the average month-end net assets managed by Acadian over the period. In addition, the quarterly fee paid to Acadian will be increased or decreased based on Acadian's performance in comparison with a benchmark index. For these purposes, the cumulative total return of Acadian's portion of the Fund over a trailing 36-month period will be compared with that of the MSCI All Country World Index over the same period. Please consult the Statement of Additional Information for more information about the Fund's investment advisory arrangements.

THE FUND'S ADVISORS
The managers primarily responsible for overseeing Acadian's portion of the Fund's investments are:

JOHN R. CHISHOLM, CFA, Executive Vice President and Co-CIO of Acadian. He has worked in investment management since 1984 and has been with Acadian since 1987.
Education: B.S. and M.B.A., Massachusetts Institute of Technology.

RONALD D. FRASHURE, CFA, President and Co-CIO of Acadian. He has worked in investment management since 1974 and has been with Acadian since 1988.
Education: B.S., Massachusetts Institute of Technology; M.B.A., Harvard Business School.

BRIAN K.  WOLAHAN,  CFA,  Senior  Vice  President  and  Director  of Research at
Acadian. He has worked in investment management since 1985 and has been with Acadian since 1990. Education: B.S., Lehigh University; M.B.A., Massachusetts Institute of Technology.

FEES AND EXPENSES
The transition is not expected to have a material impact on the fund's expense ratio, which was 0.90% (annualized) for the six months ended April 30, 2004.

MARATHON ASSET MANAGEMENT LIMITED UNDERGOES RESTRUCTURING
As a result of an internal corporate restructuring that took effect October 1, 2004, Marathon Asset Management Limited changed its legal form of entity to that of a Limited Liability Partnership and is now called Marathon Asset Management LLP.

Marathon-London's restructuring and related name change will not alter the composition of the portfolio management team that currently manages the Fund. In addition, Marathon-London's fee schedule for advisory services will not change.

(C)2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PSB129 102004

                          VANGUARD HORIZON FUNDS/(R)/

                       (VANGUARD/(R)/ GLOBAL EQUITY FUND)

 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 20, 2004

                          INVESTMENT ADVISORY CHANGES

VANGUARD GLOBAL EQUITY FUND ADDS A SECOND INVESTMENT ADVISOR

Effective October 22, 2004, Acadian Asset Management, Inc. (Acadian), an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), manages a portion of Vanguard Global Equity Fund's assets. Old Mutual (US) Holdings Inc. is a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom. Acadian and the Fund's continuing investment advisor, Marathon Asset Management LLP, each independently selects and maintains a portfolio of common stocks for the Fund. In addition, similar to other Vanguard Funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard), invests a small percentage of the Fund's assets in stock index futures and/or shares of exchange-traded funds. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

ACADIAN ASSET MANAGEMENT, INC.

The Fund entered into an investment advisory agreement with Acadian to manage the investment and reinvestment of a portion of the Fund's assets (the Acadian Portfolio) and continuously review, supervise, and administer the Fund's investment program with respect to these assets. Acadian will invest or reinvest the assets of the Acadian Portfolio in both U.S. and foreign (non-U.S.) securities. Acadian manages its assigned portion of Fund assets subject to the supervision and oversight of Vanguard and the Board of Trustees.


The Fund pays Acadian at the end of each fiscal quarter an amount (the Adjusted
Fee) equal to a base fee (Base Fee) plus (or minus) a performance-based adjustment to the Base Fee (the Performance Adjustment).


The Base Fee for each fiscal quarter of the Fund is calculated by multiplying an Annual Percentage Rate (shown below) to the average month-end net assets of the Acadian Portfolio during such fiscal quarter, and dividing the result by 4.


                          ANNUAL PERCENTAGE RATE SCHEDULE
                          -------------------------------
            AVERAGE MONTH-END NET ASSETS              ANNUAL PERCENTAGE RATE
            ----------------------------        -----------------------------
            On the first $1.0 billion                             0.24%
            On the next $1.5 billion                              0.20%
            On the next $1.5 billion                              0.16%
            On the assets over $4.0 billion                       0.10%




The Performance Adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate Adjustment Percentage (shown in the following table) to the Annual Percentage Rate applied to the average of the month-end net assets of the Acadian Portfolio over the previous 36 months, and dividing the result by four. The Adjustment Percentage for each fiscal quarter of the Acadian Portfolio shall be determined by applying the following Performance Adjustment Schedule to the cumulative performance of the Acadian Portfolio relative to the Morgan Stanley Capital International All Country World Index (the Index) over the rolling 36-month period applicable to such fiscal quarter. (See Fee Example #1.)


                  PERFORMANCE ADJUSTMENT SCHEDULE
                  -------------------------------
 CUMULATIVE PERFORMANCE OF
 ACADIAN PORTFOLIO VS.
 INDEX OVER RELEVANT 36-MONTH                         ADJUSTMENT
 36-MONTH PERIOD                                      PERCENTAGE
 ---------------------------                          ----------
 More than +9%                                                +50%
 Greater than 0% up to and including +9%      Linear increase between 0% to +50%
 From -9% up to and including 0%              Linear decrease between -50% to 0%
 Less than -9%                                                -50%

I. The following  example serves as a guide for the  calculation of the Adjusted
Fee:

Notwithstanding any other provision of the agreement, Acadian shall receive no compensation with respect to any period of time prior to October 25, 2004.
Accordingly, the first Adjusted Fee payable under the agreement shall be prorated as necessary to account for the actual duration of time during the first fiscal quarter of the Fund for the 2004 calendar year for which the agreement was effective, and all subsequent calculations of the Adjusted Fee payable under the agreement shall be appropriately adjusted to ensure that Acadian receives no compensation with respect to any period of time prior to October 25, 2004.


II. The Performance Adjustment will not be fully incorporated into the determination of the Adjusted Fee until the fiscal quarter ended December 31, 2007. Until that date, the following transition rules will apply:


     A. OCTOBER 22, 2004, THROUGH SEPTEMBER 30, 2005. The Adjusted Fee will be deemed to be equal to the Base Fee. No Performance Adjustment will apply to the calculation of the Adjusted Fee during this period.


     B. OCTOBER 1, 2005, THROUGH DECEMBER 31, 2007. Beginning October 1, 2005, the Performance Adjustment will take effect on a progressive basis with regard to the number of months elapsed between December 31, 2004, and the end of the quarter for which the Adjusted Fee is being computed. During this period, the Base Fee for purposes of calculating the Performance Adjustment will be computed using the average month-end net assets of the Acadian Portfolio, as determined for a period commencing January 1, 2005, and ending as of the end of the applicable fiscal quarter of the Fund. During this period, the Performance Adjustment will be calculated using the cumulative performance of the Acadian Portfolio and the Index for a period commencing January 1, 2005, and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since December 31, 2004, divided by 36. (See Fee Example #2.)


     C. ON AND AFTER DECEMBER 31, 2007. The Adjusted Fee will be equal to the Base Fee plus the Performance Adjustment.

III. The following examples serve as a guide for the calculation of the Adjusted Fee during the transition period.

1. FEE EXAMPLE #1--ADJUSTED FEE CALCULATION: The following example serves as a guide for the calculation of the Adjusted Fee when the cumulative excess return of the portfolio versus the Index falls within the linear adjustment range:
"Greater than 0% up to and including +50%."

     Assume the Adjusted Fee for the fiscal quarter ending December 31, 2007, is being calculated, the transition rules are not in effect, and the month-end net assets of the Acadian Portfolio over the rolling 36-month period applicable to such fiscal quarter are as follows:


                      MONTH-END NET ASSETS OF ACADIAN PORTFOLIO ($ MILLION)
                  JAN  FEB  MAR  APR  MAY  JUN  JUL  AUG  SEP  OCT  NOV  DEC
            2004
            2005  101  102  103  104  105  106  107  108  109  110  111  112
            2006  113  114  115  116  117  118  119  120  121  122  123  124
            2007  125  126  127  128  129  130  131  132  133  134  135  136

     Also, assume the cumulative performance of the Acadian Portfolio over the rolling 36-month period applicable to such fiscal quarter is +25.0%, and the cumulative performance of the Index over such period is +20.5%. Thus, the excess return of the Acadian Portfolio over the applicable period is +4.5%. The adjusted fee payable by the Fund to Acadian for the fiscal quarter ending December 31, 2007, would be $98,775.00 and is calculated as follows:


     A. A BASE FEE OF $81,000.00, WHICH IS CALCULATED AS FOLLOWS: The average month-end net assets of the Acadian Portfolio over the fiscal quarter ending December 31, 2007, ($135,000,000), with an Annual Percentage Rate of (0.240%) applied. Therefore, the Base Fee is equal to:


                          Base Fee = (a x b)/4, where;

  a = Average month-end net assets over the fiscal quarter ending December 31,
                          2007, calculated as follows:

         ($134,000,000 + $135,000,000 + $136,000,000)/3 = $135,000,000

  b = Annual Percentage Rate applied to average month-end net assets = 0.240%

               Base Fee = ($135,000,000 x 0.240%)/4 = $81,000.00


     B. A PERFORMANCE ADJUSTMENT OF +$17,775.00, WHICH IS CALCULATED AS FOLLOWS:
The average month-end net assets of the Acadian Portfolio over the rolling 36-month period applicable to the fiscal quarter ending December 31, 2004, are $118,500,000. The excess return of the Acadian Portfolio (+25.0%) over the Index (+20.5%) over such period is +4.5%. An excess return of +4.5%, when applied to the Performance Adjustment Schedule, corresponds to an excess return of 0% up to and including +9%, which corresponds to an Adjustment Percentage of +25%. The performance adjustment percentage is calculated as follows:

          The Performance Adjustment Percentage = [(c/d) x e], where;

             c = Excess return over the performance period = +4.5%

      d = Maximum excess return for appropriate performance range = +9.0%

   e = Maximum Adjustment Percentage for appropriate performance range = +50%

          Performance Adjustment Percentage = (4.5%/9.0%) x +50% = 25%

            Therefore, the Performance Adjustment = [(f x g) x h]/4

                  f = Performance Adjustment Percentage = 25%

  g = Annual Percentage Rate applied to average month-end net assets = 0.240%

  h = Average month-end net assets for the 36 months ended December 31, 2007 =
                                  $118,500,000

    Performance Adjustment = [(25% x 0.24%) x $118,500,000]/4 = +$17,775.00


      C. AN ADJUSTED FEE OF $116,500.00, WHICH IS CALCULATED AS FOLLOWS:

                          Adjusted Fee = i + j, where:

                           i = Base Fee = $81,000.00

                    j = Performance Adjustment = $17,775.00

              Adjusted Fee = $81,000.00 + $17,775.00 = $98,775.00


     D. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the Acadian Portfolio and the Index are treated in a symmetric manner, such as in the example.

2. FEE EXAMPLE #2--ADJUSTED FEE CALCULATION UNDER TRANSITION RULES: The following example serves as a guide for the calculation of the Adjusted Fee during the transition period when the cumulative excess return of the portfolio versus the Index falls within the linear adjustment range: "Greater than 0% up to and including +9%."

     Assume that Acadian's compensation is being calculated for the fiscal quarter ended June 30, 2006, and the month-end net assets of the Acadian Portfolio over the 18-month period applicable to such fiscal quarter are as follows:


                 MONTH-END NET ASSETS OF ACADIAN PORTFOLIO ($ MILLION)
                  JAN  FEB  MAR  APR  MAY  JUN  JUL  AUG  SEP  OCT  NOV  DEC
            2004
            2005  101  102  103  104  105  106  107  108  109  110  111  112
            2006  113  114  115  116  117  118
            2007





     Also, assume the cumulative performance of the Acadian Portfolio over the 18-month period applicable to the June 30, 2006 fiscal quarter is +15.0%, and the cumulative performance of the Index over such period is +12.0%. Thus, the excess return of the Acadian Portfolio over the applicable period is +3.0%. The Adjusted Fee payable by the Fund to Acadian for the fiscal quarter ending June 30, 2006, would be $81,171.90, calculated as follows:


     A. A BASE FEE OF $70,200.00, WHICH IS CALCULATED AS FOLLOWS: The average month-end net assets of the Acadian Portfolio over the fiscal quarter ending June 30, 2006 ($117,000,000), when applied to the Annual Percentage Rate of (0.240%). Therefore, the Base Fee is equal to:


                          Base Fee = (a x b)/4 where:

 a = Average month-end net assets over the fiscal quarter ending June 30, 2006, calculated as follows:

         ($116,000,000 + $117,000,000 + $118,000,000)/3 = $117,000,000

  b = Annual Percentage Rate applied to average month-end net assets = 0.240%

               Base Fee = ($117,000,000 x 0.240%)/4 = $70,200.00

     B. A PERFORMANCE ADJUSTMENT OF +$10,971.90, WHICH IS CALCULATED AS FOLLOWS:
The average month-end net assets of the Acadian Portfolio over the performance period (January 1, 2005, to June 30, 2006) are $109,500,000. The excess return of the Acadian Portfolio (+15.0%) over the Benchmark (+12.0%) over such period is +3.0%. An excess return of +3.0%, when applied to the Performance Adjustment Schedule, corresponds to a relative performance of 0% and up to and including +9%, which corresponds to an Adjustment Percentage of +16.7%, calculated as follows:

          The Performance Adjustment Percentage = [[c/d) x k], where;

      c = Percentage amount by which the performance of the Portfolio has exceeded the Benchmark = +3.0%


 d = Maximum Transition Period excess return for appropriate performance range, determined as follows:

                              [(e/f) x g], where:

   e = Number of months elapsed from December 31, 2004, to June 30, 2006 = 18

          f = Number of months in full rolling performance period = 36

      g = Maximum excess return for appropriate performance range = +9.0%

                         d = [(18/36) x +9.0%] = +4.5%

    Maximum Transition Period Adjustment Percentage = [(e/f) x h] = k where;

    e = Number of months elapsed from December 31, 2004, to June 30, 2006 = 18
          f = Number of months in full rolling performance period = 36

 h = Maximum Adjustment Percentage for the appropriate performance range = +50%

Maximum Adjustment Percentage for transition period = [(18/36) x +50%] = +25.0%
                                      = k

              Adjustment Percentage = [(c/d) x k] = I, therefore,

                     [(+3.0%/+4.5%) x +25.0%] = +16.7% = l

   Therefore, the Performance Adjustment is equal to [(1 x m) x n]/4, where:

                      l = Adjustment Percentage (= +16.7%)

   m = Annual Percentage Rate applied to average month-end net assets = 0.24%

n = Average month-end net assets for the transition period ended June 30, 2006 =
                                  $109,500,000

   Performance Adjustment = [(+16.7% x 0.24%) x $109,500,000]/4 = +$10,971.90


      C. AN ADJUSTED FEE OF $81,171.90, WHICH IS CALCULATED AS FOLLOWS:

                          o + p = Adjusted Fee, where:

                           o = Base Fee = $70,200.00

                    p = Performance Adjustment = $10,971.90

              Adjusted Fee = $70,200.00 + $10,971.90 = $81,171.90


      D. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the Acadian Portfolio and the Index are treated in a symmetric manner, as in the example.


IV. The following special rules also apply to Acadian's compensation:



     A. ACADIAN PORTFOLIO UNIT VALUE. The Acadian Portfolio unit value shall be determined by dividing the total net assets of the Acadian Portfolio by a given number of units. The number of units in the Acadian Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the Acadian Portfolio, the number of units of the Acadian Portfolio shall be adjusted based on the unit value of the Acadian Portfolio on the day such changes are executed.

     B.   ACADIAN  PORTFOLIO  PERFORMANCE.  The  investment  performance  of the
          Acadian Portfolio for any period, expressed as a percentage of the Acadian Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the Acadian Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the Acadian Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the Acadian Portfolio, expressed as a percentage of the Acadian Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the Acadian Portfolio, of dividends per unit of the Acadian Portfolio paid from investment income, and of capital gains taxes per unit of the Acadian Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the Acadian Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the Acadian Portfolio unit value will be determined net of all fees and expenses of the Fund attributable to the Acadian Portfolio. Thus, the performance of the Acadian Portfolio will be net of all fees and expenses of the Fund attributable to the Acadian Portfolio when compared with the Index.

     C. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses and consistent with the methodology used by Morgan Stanley Capital International Inc.


     D. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Acadian Portfolio and the investment record of the Index shall be in accordance with any then-applicable rules of the SEC.


DESCRIPTION OF ACADIAN ASSET MANAGEMENT, INC.

Acadian Asset Management, Inc., Ten Post Office Square, Boston, MA 02109, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services since 1986. Old Mutual (US) Holdings Inc. is a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.


BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

In addition to continuing the Global Equity Fund's current investment advisory agreement with Marathon Asset Management LLP, the board of trustees also determined that it would be in the best interests of the Fund's shareholders to adopt a multimanager structure and add Acadian Asset Management, Inc., as investment advisor.

In considering whether to approve the advisory agreement with Acadian:

- The board reviewed Acadian's short-term and long-term performance for similar investment mandates.


- The board decided that the advisory fee to be paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group.


- The board evaluated Acadian's investment staff and portfolio management process.


- The board concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund and its shareholders was to approve the agreement and hire Acadian as part of the Fund's multimanager structure.


MARATHON ASSET MANAGEMENT LLP


The investment advisory agreement between the Fund and Marathon Asset Management LLP (Marathon-London) has been amended and restated to implement the multimanager approach under which each of the Fund's two advisors manages the investment and reinvestment of only a portion of the Fund's assets. Accordingly, the advisory fees paid by the Fund to Marathon-London will be based only on Marathon-London's portion of the Fund's assets.


MARATHON ASSET MANAGEMENT LLP UNDERGOES RESTRUCTURING


As a result of an internal corporate restructuring that took effect October 1, 2004, Marathon Asset Management Limited has changed its legal form of entity to that of a Limited Liability Partnership and is now called Marathon Asset Management LLP.

Marathon-London's restructuring and related name change has not altered the composition of the portfolio management team that currently manages its portion of the Fund's assets. In addition, Marathon-London's fee schedule for advisory services has not changed.



(C)2004 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.
                                                                          102004